                                                                   Exhibit 15(b)

              FORM OF AMENDED SCHEDULE A (DATED DECEMBER __, 2000)

                       TO MULTIPLE CLASS OF SHARES PLAN OF

                         DRESDNER RCM GLOBAL FUNDS, INC.

FUND/CLASS                                           DISTRIBUTION FEE
                                                     (as a percentage of average
                                                     daily net assets)

Dresdner RCM Large Cap Growth Fund

         Class N                                     0.25%

         Class I                                     None

Dresdner RCM Global Small Cap Fund

         Class N                                     0.25%

         Class I                                     None

Dresdner RCM Global Technology Fund

         Class N                                     0.25%

         Class I                                     None

Dresdner RCM Emerging Markets Fund

         Class N                                     0.25%

         Class I                                     None

Dresdner RCM Tax Managed Growth Fund

         Class N                                     0.25%

         Class I                                     None

Dresdner RCM Global Equity Fund

         Class N                                     0.25%

         Class I                                     None

Dresdner RCM Strategic Income Fund

         Class N                                     0.25%

         Class I                                     None

Dresdner RCM Europe Fund


                                     Page 1

                                                                   Exhibit 15(b)

         Class N                                     0.25%

         Class I                                     None

Dresdner RCM International Growth Equity Fund

         Class N                                     0.25%

         Class I                                     None

Dresdner RCM MidCap Fund

         Class N                                     0.25%

         Class I                                     None

Dresdner RCM Small Cap Fund

         Class N                                     0.25%

         Class I                                     NoneEEx


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